Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ▪ September 30, 2022 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.3%)
	Automobiles (0.5%)
309,230	Rivian Automotive, Inc., Class A (a)	$10,176,759

	Biotechnology (1.6%)
200,038	Intellia Therapeutics, Inc. (a)	11,194,126
45,392	Moderna, Inc. (a)	5,367,604
1,421,688	ProKidney Corp. (a)	12,809,409
		29,371,139
	Capital Markets (0.9%)
260,096	Coinbase Global, Inc., Class A (a)(b)	16,773,591

	Chemicals (0.6%)
3,540,003	Ginkgo Bioworks Holdings, Inc. (a)(b)	11,044,809

	Commercial Services & Supplies (0.3%)
2,489,360	Aurora Innovation, Inc. (a)	5,501,486

	Consumer Finance (0.2%)
162,839	Upstart Holdings, Inc. (a)(b)	3,385,423

	Electrical Equipment (0.3%)
3,097,525	Heliogen, Inc. (a)	5,761,397

	Electronic Equipment, Instruments & Components (0.0%)
3,889	Magic Leap, Class A (a)(c)(d) (acquisition cost — $1,890,214; acquired 12/22/15)	—

	Entertainment (5.8%)
2,414,982	ROBLOX Corp., Class A (a)	86,552,955
373,455	Sea Ltd. ADR (a)	20,932,153
		107,485,108
	Health Care Providers & Services (7.0%)
4,738,988	Agilon health, Inc. (a)	110,987,099
375,153	Guardant Health, Inc. (a)	20,194,486
		131,181,585
	Health Care Technology (4.0%)
1,860,392	Doximity, Inc., Class A (a)	56,221,046
113,753	Veeva Systems, Inc., Class A (a)	18,755,595
		74,976,641
	Information Technology Services (24.2%)
44,019	Adyen NV (a)	54,898,795
890,447	Affirm Holdings, Inc. (a)	16,704,786
438,754	Block, Inc., Class A (a)	24,127,082
2,007,941	Cloudflare, Inc., Class A (a)	111,059,217
126,492	MongoDB, Inc. (a)	25,116,251
2,751,353	Shopify, Inc., Class A (a)	74,121,450
850,167	Snowflake, Inc., Class A (a)	144,494,383
		450,521,964
	Interactive Media & Services (2.6%)
1,156,492	ZoomInfo Technologies, Inc., Class A (a)	48,179,457

	Internet & Direct Marketing Retail (10.4%)
2,640,881	Coupang, Inc. (a)	44,023,486
1,385,283	DoorDash, Inc., Class A (a)	68,502,244
925,057	Global-e Online Ltd. (a)	24,754,525
50,188	MercadoLibre, Inc. (a)	41,544,623
453,192	Wayfair, Inc., Class A (a)	14,751,400
		193,576,278
	Leisure Products (0.7%)
1,974,721	Peloton Interactive, Inc., Class A (a)	13,684,817

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ▪ September 30, 2022 (unaudited) continued

	Life Sciences Tools & Services (1.1%)
753,317	10X Genomics, Inc., Class A (a)	21,454,468

	Pharmaceuticals (5.8%)
2,715,269	Royalty Pharma PLC, Class A (United Kingdom)	109,099,508

	Road & Rail (7.1%)
9,629,695	Grab Holdings Ltd., Class A (a)	25,326,098
4,045,781	Uber Technologies, Inc. (a)	107,213,196
		132,539,294
	Semiconductors & Semiconductor Equipment (2.1%)
96,179	ASML Holding NV	39,947,948

	Software (19.4%)
707,043	Bill.Com Holdings, Inc. (a)	93,591,282
3,039,698	Cipher Mining, Inc. (a)	3,830,020
977,226	Datadog, Inc., Class A (a)	86,758,124
543,119	Gitlab, Inc., Class A (a)	27,818,555
41,066	MicroStrategy, Inc., Class A (a)(b)	8,716,669
2,047,549	Trade Desk, Inc., Class A (a)	122,341,053
566,892	Unity Software, Inc. (a)	18,061,179
		361,116,882
	Specialty Retail (0.7%)
602,480	Carvana Co. (a)	12,230,344
	Total Common Stocks (Cost $2,986,215,583)	1,778,008,898

NUMBER OF WARRANTS
Warrant (0.0%) (e)
Chemicals (0.0%) (e)
343,913	Ginkgo Bioworks Holdings, Inc. expires 12/31/27 (a) (Cost $1,145,230)	247,617

NUMBER OF SHARES
	Preferred Stocks (2.5%)
	Software (2.5%)
253,991	Databricks, Inc.(a)(c)(d) (acquisition cost — $55,992,926; acquired 8/31/21)	45,383,112
197,427	Lookout, Inc., Series F (a)(c)(d) (acquisition cost — $2,255,228; acquired 6/17/14)	959,495
	Total Preferred Stocks (Cost $58,248,154)	46,342,607

	Investment Company (0.7%)
1,186,156	Grayscale Bitcoin Trust (a)(Cost $48,421,120)	13,534,040

NUMBER OF SHARES (000)
Short-Term Investments (2.5%)
Securities held as Collateral on Loaned Securities (1.1%)
Investment Company (0.9%)
16,854	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (f)	16,854,300

PRINCIPAL AMOUNT (000)
	Repurchase Agreements (0.2%)
$2,391	HSBC Securities USA, Inc. (2.97%, dated 9/30/22, due 10/3/22; proceeds $2,391,272; fully collateralized by a U.S. Government obligation; 0.00% due 7/13/23; valued at $2,438,504)	2,390,681
717	Merrill Lynch & Co., Inc. (2.95%, dated 9/30/22, due 10/3/22; proceeds $717,381; fully collateralized by a U.S. Government obligation; 1.88% due 2/28/27; valued at $731,554)	717,204
	Total Securities held as Collateral on Loaned Securities (Cost $19,962,185)	19,962,185

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ▪ September 30, 2022 (unaudited) continued

NUMBER OF SHARES (000)
	Investment Company (1.4%)
26,708	Morgan Stanley Institutional Liquidity Funds – Treasury Securities Portfolio - Institutional Class (f) (Cost $26,707,950)		26,707,950
	Total Short-Term Investments (Cost $46,670,135)		46,670,135

	Total Investments Excluding Purchased Options (Cost $3,140,700,222)	101.0%	1,884,803,297
	Total Purchased Options Outstanding (Cost $12,466,894)	1.0%	17,271,099

	Total Investments (Cost $3,153,167,116) Including $19,984,056 of Securities Loaned (g)(h)(i)(j)	102.0%	1,902,074,396
	Liabilities in Excess of Other Assets	(2.0)	(36,693,528)
	Net Assets	100.0%	$1,865,380,868

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan. The value of loaned securities and related collateral outstanding at September 30, 2022, were $19,984,056 and $20,353,857 respectively. The Fund received cash collateral of $20,237,290, of which $19,962,185 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class as reported in the Consolidated Portfolio of Investments. At September 30, 2022, there was uninvested cash of $275,105. The remaining collateral of $116,567 was received in the form of U.S. Government obligations, which the Fund cannot sell or re-pledge and accordingly are not reflected in the Consolidated Portfolio of Investments. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.
(c)	Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules (“restricted security”). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2022 amounts to $46,342,607 and represents 2.5% of net assets.
(d)	At September 30, 2022, the Fund held fair valued securities valued at $46,342,607, representing 2.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.
(e)	Amount is less than 0.05%.
(f)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the nine months ended September 30, 2022, advisory fees paid were reduced by $45,978 relating to the Fund’s investment in the Liquidity Funds.
(g)	The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the nine months ended September 30, 2022, the Fund did not engage in any cross-trade transactions.
(h)	The fair value and percentage of net assets, $54,898,795 and 2.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Consolidated Portfolio of Investments.
(i)	Securities are available for collateral in connection with purchased options.
(j)	At September 30, 2022, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $29,806,927and the aggregate gross unrealized depreciation is $1,280,899,647, resulting in net unrealized depreciation of $1,251,092,720.

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ▪ September 30, 2022 (unaudited) continued

Call Options Purchased:

The Fund had the following call options purchased open at September 30, 2022:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value	Premiums Paid	Unrealized Appreciation
JP Morgan Chase Bank NA	USD/CNH	CNH	7.53	Jul-23	456,541,099	456,541	$4,215,700	$2,266,727	$1,948,973
Standard Chartered Bank	USD/CNH	CNH	7.57	Aug-23	488,704,358	488,704	4,499,990	2,181,576	2,318,414
Goldman Sachs International	USD/CNH	CNH	7.27	Nov-22	1,670,325,800	1,670,326	8,555,409	8,018,591	536,818
							$17,271,099	$12,466,894	$4,804,205

CNH	—	Chinese Yuan Renminbi Offshore
USD	—	United States Dollar

CONSOLIDATED SUMMARY OF INVESTMENTS

INDUSTRY†	VALUE		PERCENTAGE OF TOTAL INVESTMENTS
Information Technology Services	$450,521,964		23.9%
Software	407,459,489		21.7
Internet & Direct Marketing Retail	193,576,278		10.3
Road & Rail	132,539,294		7.0
Health Care Providers & Services	131,181,585		7.0
Pharmaceuticals	109,099,508		5.8
Entertainment	107,485,108		5.7
Health Care Technology	74,976,641		4.0
Interactive Media & Services	48,179,457		2.6
Investment Companies	40,241,990		2.2
Semiconductors & Semiconductor Equipment	39,947,948		2.1
Biotechnology	29,371,139		1.6
Life Sciences Tools & Services	21,454,468		1.1
Call Options Purchased	17,271,099		0.9
Capital Markets	16,773,591		0.9
Leisure Products	13,684,817		0.7
Specialty Retail	12,230,344		0.6
Chemicals	11,292,426		0.6
Automobiles	10,176,759		0.5
Electrical Equipment	5,761,397		0.3
Commercial Services & Supplies	5,501,486		0.3
Consumer Finance	3,385,423		0.2
Electronic Equipment, Instruments & Components	—	††	0.0
Total Investments	$1,882,112,211		100.0%

†	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2022.
††	Includes a security valued at zero.

Morgan Stanley Insight Fund

Notes to Consolidated Portfolio of Investments ▪ September 30, 2022 (unaudited)

Valuation of Investments - (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Morgan Stanley determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) foreign exchange transactions (“spot contracts”) and foreign exchange forward contracts (“forward contracts”) are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; (5) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (6) fixed income securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security’s fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Trust’s Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund’s Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

● Level 1 – unadjusted quoted prices in active markets for identical investments

● Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Assets:
Common Stocks
Automobiles	$10,176,759	$—	$—		$10,176,759
Biotechnology	29,371,139	—	—		29,371,139
Capital Markets	16,773,591	—	—		16,773,591
Chemicals	11,044,809	—	—		11,044,809
Commercial Services & Supplies	5,501,486	—	—		5,501,486
Consumer Finance	3,385,423	—	—		3,385,423
Electrical Equipment	5,761,397	—	—		5,761,397
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Entertainment	107,485,108	—	—		107,485,108
Health Care Providers & Services	131,181,585	—	—		131,181,585
Health Care Technology	74,976,641	—	—		74,976,641
Information Technology Services	395,623,169	54,898,795	—		450,521,964
Interactive Media & Services	48,179,457	—	—		48,179,457
Internet & Direct Marketing Retail	193,576,278	—	—		193,576,278
Leisure Products	13,684,817	—	—		13,684,817
Life Sciences Tools & Services	21,454,468	—	—		21,454,468
Pharmaceuticals	109,099,508	—	—		109,099,508
Road & Rail	132,539,294	—	—		132,539,294
Semiconductors & Semiconductor Equipment	39,947,948	—	—		39,947,948
Software	361,116,882	—	—		361,116,882
Specialty Retail	12,230,344	—	—		12,230,344
Total Common Stocks	1,723,110,103	54,898,795	—	†	1,778,008,898	†
Warrant	247,617	—	—		247,617
Preferred Stocks
Software	—	—	46,342,607		46,342,607
Investment Company	13,534,040	—	—		13,534,040
Call Options Purchased	—	17,271,099	—		17,271,099
Short-Term Investments
Investment Company	43,562,250	—	—		43,562,250
Repurchase Agreements	—	3,107,885	—		3,107,885
Total Short-Term Investments	43,562,250	3,107,885	—		46,670,135
Total Assets	$1,780,454,010	$75,277,779	$46,342,607	†	$1,902,074,396	†

†	Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCK		PREFERRED STOCKS
Beginning Balance	$-		$58,239,279 †
Purchases	-		-
Sales	-		(1,890,433)
PIPE transactions	-		-
Transfers in	-	†	-
Transfers out	-		(- )†
Corporate actions	-		-
Change in unrealized appreciation (depreciation)	-		(10,006,239)
Realized gains (losses)	-		-
Ending Balance	$-	†	$46,342,607

Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2022	$-		$(10,006,239)

†	Includes a security valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2022. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment’s fair value as of September 30, 2022.

	Fair Value at September 30, 2022	Valuation Technique	Unobservable Input	Amount or Range /Weighted Average*	Impact to Valuation from an Increase In Input**
Preferred Stocks	$46,342,607	Discounted Cash Flow	Weighted Average Cost of Capital	12.5% - 14.5% / 13.5%	Decrease
			Perpetual Growth Rate	3.0% - 4.0% / 3.5%	Increase
		Market Comparable Companies	Enterprise Value /Revenue	1.1x - 26.3x / 22.5x	Increase
			Discount for Lack of Marketability	12.0% - 14.0% / 14.0%	Decrease
		Comparable Transactions	Enterprise Value /Revenue	9.3x	Increase

*	Amount is indicative of the weighted average.
**	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input.
A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.